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                                UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[_]  Definitive Proxy Statement

[X]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                               ALLIANCE BANCORP
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[_]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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Notes:



Reg. (S) 240.14a-101.

SEC 1913 (3-99)
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                     [LETTERHEAD OF LIBERTY FEDERAL BANK]



May 20, 1999


Dear Fellow Employee,

Yesterday we sent you a letter regarding the dissident shareholder who is seeking directorships. The mail sent by this dissident shareholder has created considerable confusion -- perhaps on purpose. We highly recommend that you destroy the green proxy from them. If you mail it back to them, it would be against all of our best interests since their sole intent is to "fire sale" your bank.

Soon you will be receiving the Bank's information including a white proxy form.
                                                  ----------------------------
This is the proxy we recommend that you vote. It is in all of our best
                                              -----
interests.

If you have any questions regarding this matter, please contact your manager or feel free to contact either of us.


Sincerely,

/s/ Kenne P. Bristol                    /s/ Fredric G. Novy
--------------------                    --------------------
Kenne P. Bristol                        Fredric G. Novy
President and CEO                       Chairman of the Board

KPB:mes